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                                                                   EXHIBIT 10.33

                          FULL-RECOURSE PROMISSORY NOTE

$360,000                                                   Sunnyvale, California

                                                      Dated as of August 21 2001


      FOR VALUE RECEIVED, the undersigned, Charles E. Shalvoy, promises to pay to the order of Conductus, Inc., a Delaware corporation (the "Company"), the principal sum of three hundred sixty thousand dollars ($360,000.00) with interest from the date hereof on the unpaid principal as specified herein. The entire unpaid balance of principal and interest shall be due and payable on the earlier to occur of (l) August 22, 2006, or (2) termination of employment with the Company. Notwithstanding the foregoing, the Company shall have the right to demand full payment of the unpaid principal and interest thereon at anytime upon fifteen (15) days prior written notice.

      The interest rate on this note shall be an annual rate of interest equal to four and ninety-nine- hundredths percent (4.99%). Interest shall be computed on the basis of a year of 365 days and the actual number of days elapsed, except that interest shall not be computed on the day of full repayment of this note. Interest not paid when due shall earn interest at the rate specified above.

      If payment is not made when due, and if action is instituted on this note, the undersigned agrees to pay the Company reasonable attorneys' fees and costs of suit, as fixed by court.

      The undersigned shall have the right to prepay all or any part of the unpaid principal amount of this note, without premium, at any time prior to the maturity hereof.


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      This note is a full-recourse note originally secured by a pledge of shares of Common Stock of the Company pursuant to a Security Agreement of even date herewith, which is on file with the Secretary of the Company.

      This note shall be governed by and construed in accordance with the laws of the State of California without regard to California choice of law provisions.

      IN WITNESS WHEREOF, the undersigned has signed, dated and delivered this note as of the date and year first above written.



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                                                          Signature


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